Tompkins Financial Corporation 8-K

EXHIBIT 99.1

For more information contact:

Stephen S. Romaine, President & CEO

Francis M. Fetsko, Executive VP, CFO & COO

Tompkins Financial Corporation (888) 503-5753

For Immediate Release

Friday, July 19, 2019

Tompkins Financial Corporation Reports Second Quarter Earnings

ITHACA, NY - Tompkins Financial Corporation (NYSE American: TMP)

Tompkins Financial Corporation reported net income of $19.4 million for the second quarter of 2019, compared to the $22.1 million reported for the same period in 2018. Year-to-date net income was $40.4 million, a decrease of $2.1 million, or 4.9% from the same period in 2018.

Diluted earnings per share were $1.27 for the second quarter of 2019, compared to $1.43 reported in the second quarter of 2018. For the year-to-date period ended June 30, 2019, diluted earnings per share were $2.63, down 4.7% over the same period in 2018.

President and CEO, Stephen S. Romaine said “Though overall performance remains very good, we did see a decline in earnings for the quarter and year-to-date periods. The decline from recent prior periods was largely driven by the challenging interest rate environment that has resulted in funding costs increasing at a faster pace than asset yields. We are fortunate that our business model includes meaningful fee income contributions from business lines that are less impacted by the interest rate environment. Additionally, we have a number of continuous improvement initiatives underway that we expect will have a positive impact on performance later in 2019 and in future years.”

SELECTED HIGHLIGHTS FOR THE SECOND QUARTER AND YEAR-TO-DATE PERIODS:

•	Total loans of $4.9 billion were up 1.4% over the same period in 2018
•	Total deposits of $5.0 billion reflect an increase of 4.1% over the same period last year
•	Total nonperforming loans were down $2.3 million or 8.8% compared to the same period last year, and down $2.8 million or 10.5% from December 31, 2018
•	Tangible book value per share is up $4.75 or 14.8% from the second quarter of 2018 and reflects the sixth consecutive quarterly increase

NET INTEREST INCOME

Net interest income was $52.3 million for the second quarter of 2019, compared to $52.7 million reported for the second quarter of 2018. For the year-to-date period, net interest income was $104.2 million, a decrease of $1.2 million or 1.1% from the same six-month period in 2018.

Net interest income benefited from growth in average loans and higher yielding earning assets. Average loans were up $78.4 million, or 1.7% in the first six months of 2019, compared to the same six month period in 2018, while asset yields were up 26 basis points compared to the first six months of 2018. Average total deposits were up $101.3 million, or 2.1% in the first six months of 2019, versus the same period in 2018. Average noninterest deposits for the first six months of 2019 were in line with the same period in 2018. The average rate paid on interest bearing deposit products in the first six months of 2019 increased 42 basis points over the same period in 2018. The net interest margin for the second quarter of 2019 was 3.34%, compared to 3.36% reported for the same period in 2018, and unchanged compared to the prior quarter end. The decline in margin is largely due to the recent increases in market interest rates that have resulted in increased funding costs.

During the quarter, the Company sold $152.1 million in lower yielding securities and used the proceeds to pay down short term borrowings. Because the transaction was executed in June, it had little impact on net interest income during the quarter, but is expected to have a positive impact on net interest income during the remainder of 2019.

NONINTEREST INCOME

Noninterest income represented 26.7% of total revenues in the first six months of 2019, compared to 27.0% in the same period in 2018. The second quarter of 2018 included a gain on sale of two properties totaling $2.9 million. The sale of these properties was related to the completion of the new Company headquarters building in the second quarter of 2018. Fee income associated with insurance, wealth management, deposit services, and card services for the second quarter of 2019 were up a combined $323,000, or 2.0% over the same period in 2018.

NONINTEREST EXPENSE

Noninterest expense was $46.1 million for the second quarter of 2019, up $1.1 million, or 2.4%, over the second quarter of 2018. For the year-to-date period, noninterest expense was $90.3 million, up $1.6 million, or 1.8%, from the same period in 2018. The increase in noninterest expense for both the second quarter and year-to-date periods included normal annual increases in salaries and wages.

INCOME TAX EXPENSE

The Company's effective tax rate was 19.6% in the second quarter of 2019, compared to 20.7% for the same period in 2018.

ASSET QUALITY

Asset quality trends remained strong in the second quarter of 2019. Nonperforming assets represented 0.39% of total assets at June 30, 2019, compared to 0.42% at December 31, 2018, and at June 30, 2018. Nonperforming asset levels continue to be well below the most recent Federal Reserve Board Peer Group Average1 of 0.60%.

Provision for loan and lease losses was $601,000 for the second quarter of 2019, compared to $1.0 million for the second quarter ended June 30, 2018. Net charge-offs for the second quarter of 2019 were $139,000 compared to $31,000 reported in the second quarter of 2018.

The Company’s allowance for originated loan and lease losses totaled $40.6 million at June 30, 2019, and represented 0.88% of total originated loans and leases at June 30, 2019, compared to 0.91% at June 30, 2018, and 0.89% for the most recent prior quarter. The total allowance represented 171.42% of total nonperforming loans and leases at June 30, 2019, compared to 163.25% at December 31, 2018, and 158.08% at June 30, 2018.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums. The ratio of tangible common equity to tangible assets was 8.50% at June 30, 2019, improved from the 8.24% reported for the most recent prior quarter ended March 31, 2019, and the 7.36% reported for June 30, 2018. During the quarter, the Company repurchased 155,093 shares at a total cost of $12.3 million.

 ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, Tompkins Bank of Castile, Tompkins Mahopac Bank, Tompkins VIST Bank, Tompkins Insurance Agencies, Inc., and offers wealth management services through Tompkins Financial Advisors. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

 "Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

The statements made herein shall not confer upon any person any rights or remedies of any nature, and shall not be construed to establish, amend, or modify any benefit plan, program, agreement, or arrangement, nor to alter any existing at-will employment relationship between the Company and its employees.

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION
(in thousands, except share and per share data)	As of	As of
ASSETS	06/30/2019	12/31/2018

Cash and noninterest bearing balances due from banks	$79,032	$78,524
Interest bearing balances due from banks	1,981	1,865
Cash and Cash Equivalents	81,013	80,389

Available-for-sale securities, at fair value (amortized cost of $1,190,869 at June 30, 2019 and $1,363,902 at December 31, 2018)	1,189,246	1,332,658
Held-to-maturity securities, at amortized cost (fair value of $143,548 June 30, 2019 and $139,377 at December 31, 2018)	140,561	140,579
Equity securities, at fair value (amortized cost $1,000 at June 30, 2019 and $1,000 at December 31, 2018)	912	887
Originated loans and leases, net of unearned income and deferred costs and fees	4,608,483	4,568,741
Acquired loans	247,319	265,198
Less: Allowance for loan and lease losses	40,790	43,410
Net Loans and Leases	4,815,012	4,790,529

Federal Home Loan Bank and other stock	40,770	52,262
Bank premises and equipment, net	96,053	97,202
Corporate owned life insurance	82,092	81,928
Goodwill	92,447	92,283
Other intangible assets, net	7,092	7,628
Accrued interest and other assets	109,192	82,091
Total Assets	$6,654,390	$6,758,436
LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,908,888	2,853,190
Time	684,962	637,295
Noninterest bearing	1,395,047	1,398,474
Total Deposits	4,988,897	4,888,959

Federal funds purchased and securities sold under agreements to repurchase	63,978	81,842
Other borrowings	824,562	1,076,075
Trust preferred debentures	16,949	16,863
Other liabilities	102,327	73,826
Total Liabilities	$5,996,713	$6,137,565
EQUITY
Tompkins Financial Corporation shareholders' equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued: 15,196,629 at June 30, 2019; and 15,348,287 at December 31, 2018	1,520	1,535
Additional paid-in capital	355,284	366,595
Retained earnings	344,513	319,396
Accumulated other comprehensive loss	(40,174)	(63,165)
Treasury stock, at cost – 119,784 shares at June 30, 2019, and 122,227 shares at December 31, 2018	(4,942)	(4,902)
Total Tompkins Financial Corporation Shareholders’ Equity	656,201	619,459

Noncontrolling interests	1,476	1,412
Total Equity	$657,677	$620,871
Total Liabilities and Equity	$6,654,390	$6,758,436

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data) (Unaudited)	Three Months Ended		Six Months Ended
	06/30/2019	06/30/2018	06/30/2019	06/30/2018
INTEREST AND DIVIDEND INCOME
Loans	$56,740	$52,757	$112,064	$103,651
Due from banks	10	7	20	13
Available-for-sale securities	7,686	7,729	15,544	15,373
Held-to-maturity securities	863	854	1,721	1,712
Federal Home Loan Bank and other stock	794	796	1,672	1,534
Total Interest and Dividend Income	66,093	62,143	131,021	122,283
INTEREST EXPENSE
Time certificates of deposits of $250,000 or more	774	540	1,360	525
Other deposits	6,816	3,087	12,827	5,870
Federal funds purchased and securities sold under agreements to repurchase	33	34	77	80
Trust preferred debentures	327	306	656	586
Other borrowings	5,825	5,462	11,869	9,821
Total Interest Expense	13,775	9,429	26,789	16,882
Net Interest Income	52,318	52,714	104,232	105,401
Less: Provision for loan and lease losses	601	1,045	1,046	1,612
Net Interest Income After Provision for Loan and Lease Losses	51,717	51,669	103,186	103,789
NONINTEREST INCOME
Insurance commissions and fees	7,752	7,387	15,797	14,781
Investment services income	3,907	4,022	7,991	8,268
Service charges on deposit accounts	2,021	2,080	4,019	4,212
Card services income	2,750	2,621	5,540	4,767
Other income	1,806	4,898	4,284	6,686
Net gain on securities transactions	284	150	296	274
Total Noninterest Income	18,520	21,158	37,927	38,988
NONINTEREST EXPENSE
Salaries and wages	22,088	21,377	43,189	42,375
Other employee benefits	5,662	5,183	11,273	10,559
Net occupancy expense of premises	3,258	3,170	6,859	6,816
Furniture and fixture expense	1,996	1,673	3,975	3,648
FDIC insurance	522	704	1,104	1,371
Amortization of intangible assets	418	443	830	894
Other operating expense	12,126	12,435	23,049	23,043
Total Noninterest Expenses	46,070	44,985	90,279	88,706
Income Before Income Tax Expense	24,167	27,842	50,834	54,071
Income Tax Expense	4,743	5,751	10,338	11,512
Net Income Attributable to Noncontrolling Interests and Tompkins Financial Corporation	19,424	22,091	40,496	42,559
Less: Net Income Attributable to Noncontrolling Interests	32	32	64	64
Net Income Attributable to Tompkins Financial Corporation	$19,392	$22,059	$40,432	$42,495
Basic Earnings Per Share	$1.27	$1.44	$2.64	$2.78
Diluted Earnings Per Share	$1.27	$1.43	$2.63	$2.76

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	Quarter Ended			YTD Period Ended			YTD Period Ended
	June 30, 2019			June 30, 2019			June 30, 2018
	Average			Average			Average
	Balance		Average	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(QTD)	Interest	Yield/ Rate	(YTD)	Interest	Yield/ Rate	(YTD)	Interest	Yield/ Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$2,131	$10	1.88%	$2,232	$20	1.81%	$1,922	$14	1.47%
Securities (4)
U.S. Government securities	1,389,887	7,996	2.31%	1,399,542	16,168	2.33%	1,448,274	15,997	2.23%
State and municipal (5)	93,142	638	2.75%	93,872	1,264	2.72%	98,470	1,271	2.60%
Other securities (5)	3,416	40	4.70%	3,416	81	4.78%	3,558	74	4.19%
Total securities	1,486,445	8,674	2.34%	1,496,830	17,513	2.36%	1,550,302	17,342	2.26%
FHLBNY and FRB stock	46,650	794	6.83%	47,349	1,672	7.12%	51,750	1,534	5.98%

Total loans and leases, net of unearned income (5)(6)	4,802,757	57,022	4.76%	4,797,709	112,636	4.73%	4,719,312	104,304	4.46%
Total interest-earning assets	6,337,983	66,500	4.21%	6,344,120	131,841	4.19%	6,323,286	123,194	3.93%

Other assets	404,426			398,762			348,024

Total assets	$6,742,409			$6,742,882			$6,671,310

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings & money market	$2,947,077	4,970	0.68%	$2,943,765	9,441	0.65%	$2,814,601	3,587	0.26%
Time deposits	671,197	2,620	1.57%	658,242	4,746	1.45%	689,404	2,808	0.82%
Total interest-bearing deposits	3,618,274	7,590	0.84%	3,602,007	14,187	0.79%	3,504,005	6,395	0.37%

Federal funds purchased & securities sold under
agreements to repurchase	54,340	33	0.24%	63,451	77	0.24%	64,649	80	0.25%
Other borrowings	948,714	5,825	2.46%	971,119	11,869	2.46%	1,098,818	9,821	1.80%
Trust preferred debentures	16,921	327	7.75%	16,900	656	7.83%	16,728	586	7.06%
Total interest-bearing liabilities	4,638,249	13,775	1.19%	4,653,477	26,789	1.16%	4,684,200	16,882	0.73%

Non-interest bearing deposits	1,356,354			1,347,538			1,344,270
Accrued expenses and other liabilities	97,727			101,409			62,856
Total liabilities	6,092,330			6,102,424			6,091,326

Tompkins Financial Corporation Shareholders’ equity	648,618			639,015			578,541
Noncontrolling interest	1,461			1,443			1,443
Total equity	650,079			640,458			579,984

Total liabilities and equity	$6,742,409			$6,742,882			$6,671,310
Interest rate spread			3.02%			3.03%			3.20%
Net interest income/margin on earning assets		52,725	3.34%		105,052	3.34%		106,312	3.39%

Tax equivalent adjustments		(407)			(820)			(911)

Net interest income per consolidated financial statements		$52,318			$104,232			$105,401

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)
	Quarter-Ended					Year-Ended
Period End Balance Sheet	Jun-19	Mar-19	Dec-18	Sep-18	Jun-18	Dec-18
Securities	$1,330,719	$1,484,151	$1,474,124	$1,452,788	$1,483,991	$1,474,124
Originated loans and leases, net of unearned income and deferred costs and fees (2)	4,608,483	4,532,803	4,568,741	4,531,241	4,507,006	4,568,741
Acquired loans and leases (3)	247,319	256,897	265,198	271,468	284,187	265,198
Allowance for loan and lease losses	40,790	40,328	43,410	41,358	41,225	43,410
Total assets	6,654,390	6,738,719	6,758,436	6,746,960	6,745,800	6,758,436
Total deposits	4,988,897	4,989,925	4,888,959	5,025,082	4,792,229	4,888,959
Federal funds purchased and securities sold under agreements to repurchase	63,978	66,918	81,842	52,875	52,042	81,842
Other borrowings	824,562	923,427	1,076,075	988,515	1,229,956	1,076,075
Trust preferred debentures	16,949	16,906	16,863	16,820	16,777	16,863
Total common equity	656,201	645,823	619,459	597,636	589,173	619,459
Total equity	657,677	647,267	620,871	599,144	590,649	620,871

Average Balance Sheet
Average earning assets	$6,337,983	$6,350,325	$6,364,113	$6,356,781	$6,348,562	$6,342,019
Average assets	6,742,409	6,743,360	6,710,944	6,716,452	6,689,649	6,692,678
Average interest-bearing liabilities	4,638,249	4,668,875	4,606,536	4,644,533	4,709,122	4,654,625
Average equity	650,079	630,731	606,238	597,211	584,951	590,944

Share data
Weighted average shares outstanding (basic)	15,019,710	15,060,175	15,057,673	15,047,405	15,038,061	15,039,229
Weighted average shares outstanding (diluted)	15,085,945	15,136,523	15,135,750	15,144,491	15,135,970	15,132,257
Period-end shares outstanding	15,160,719	15,314,078	15,312,377	15,277,915	15,278,430	15,312,377
Common equity book value per share	$43.28	$42.17	$40.45	$39.12	$38.56	$40.45
Tangible book value per share (Non-GAAP)	$36.77	$35.73	$33.98	$32.60	$32.02	$33.98

Income Statement
Net interest income	$52,318	$51,914	$53,236	$53,163	$52,714	$211,800
Provision for loan/lease losses	601	445	2,058	272	1,045	3,942
Noninterest income	18,520	19,407	19,858	18,603	21,158	77,449
Noninterest expense	46,070	44,209	47,228	45,133	44,985	181,067
Income tax expense	4,743	5,595	4,866	5,427	5,751	21,805
Net income attributable to Tompkins Financial Corporation	19,392	21,040	18,911	20,902	22,059	82,308
Noncontrolling interests	32	32	31	32	32	127
Basic earnings per share (8)	$1.27	$1.37	$1.24	$1.37	$1.44	$5.39
Diluted earnings per share (8)	$1.27	$1.37	$1.23	$1.36	$1.43	$5.35

Nonperforming Assets
Originated nonaccrual loans and leases	$16,543	$15,165	$19,340	$17,518	$19,082	$19,340
Acquired nonaccrual loans and leases	2,363	2,579	2,856	2,659	2,673	2,856
Originated loans and leases 90 days past due and accruing	0	0	0	0	0	0
Troubled debt restructurings not included above	4,889	5,234	4,395	4,295	4,324	4,395
Total nonperforming loans and leases	23,795	22,978	26,591	24,472	26,079	26,591
OREO	2,229	1,595	1,595	1,870	2,233	1,595
Total nonperforming assets	$26,024	$24,573	$28,186	$26,342	$28,312	$28,186

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

	Quarter-Ended					Year-Ended
Delinquency - Originated loan and lease portfolio	Jun-19	Mar-19	Dec-18	Sep-18	Jun-18	Dec-18
Loans and leases 30-89 days past due and
accruing (2)	$3,883	$4,193	$7,838	$6,454	$5,875	$7,838
Loans and leases 90 days past due and accruing (2)	0	0	0	0	0	0
Total originated loans and leases past due and accruing (2)	3,883	4,193	7,838	6,454	5,875	7,838

Delinquency - Acquired loan and lease portfolio
Loans 30-89 days past due and accruing (3)(7)	$493	$474	$67	$1,109	$1,108	$67
Loans 90 days or more past due	1,229	1,218	1,316	1,420	1,110	1,316
Total acquired loans and leases past due and accruing	1,722	1,692	1,383	2,529	2,218	1,383
Total loans and leases past due and accruing	$5,605	$5,885	$9,221	$8,983	$8,093	$9,221

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period	$40,245	$43,321	$41,289	$41,111	$40,107	$39,686
Provision for loan and lease losses	590	480	2,046	208	1,035	3,897
Net loan and lease (recoveries) charge-offs	146	3,556	14	30	31	262
Allowance for loan and lease losses (originated
loan portfolio) - balance at end of period	$40,689	$40,245	$43,321	$41,289	$41,111	$43,321

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period	$83	$89	$69	$114	$104	$85
Provision (credit) for loan and lease losses	11	(35)	12	64	10	45
Net loan and lease (recoveries) charge-offs	(7)	(29)	(8)	109	—	41
Allowance for loan and lease losses (acquired
loan portfolio) - balance at end of period	101	83	89	69	114	89

Total allowance for loan and lease losses	$40,791	$40,328	$43,410	$41,358	$41,225	$43,410

Loan Classification - Originated Portfolio
Special Mention	$36,619	$33,689	$28,074	$34,245	$44,068	$28,074
Substandard	44,770	35,895	43,963	49,597	41,572	43,963
Loan Classification - Acquired Portfolio
Special Mention	265	270	452	465	469	452
Substandard	2,857	2,830	2,914	3,041	3,180	2,914
Loan Classifications - Total Portfolio
Special Mention	36,884	33,959	28,526	34,710	44,537	28,526
Substandard	47,627	38,725	46,877	52,638	44,752	46,877

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

Ratio Analysis

Credit Quality
Nonperforming loans and leases/total loans and leases (7)	0.49%	0.48%	0.55%	0.51%	0.54%	0.55%
Nonperforming assets/total assets	0.39%	0.36%	0.42%	0.39%	0.42%	0.42%
Allowance for originated loan and lease losses/total originated loans and leases	0.88%	0.89%	0.95%	0.91%	0.91%	0.95%
Allowance/nonperforming loans and leases	171.42%	175.51%	163.25%	169.00%	158.08%	163.25%
Net loan and lease losses annualized/total average loans and leases	0.01%	0.30%	0.00%	0.01%	0.00%	0.01%

						Year-Ended
Capital Adequacy (period-end)	Jun-19	Mar-19	Dec-18	Sep-18	Jun-18	Dec-18
Tangible common equity/tangible assets	8.50%	8.24%	7.81%	7.49%	7.36%	7.81%

Profitability
Return on average assets *	1.15%	1.27%	1.12%	1.23%	1.32%	1.23%
Return on average equity *	11.96%	13.53%	12.38%	13.89%	15.13%	13.93%
Net interest margin (TE) *	3.34%	3.34%	3.34%	3.35%	3.36%	3.37%
* Quarterly ratios have been annualized

Non-GAAP Measures

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the accompanying tables. Management believes that these non-GAAP measures provide useful information. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. See "Tompkins Financial Corporation - Summary Financial Data (Unaudited)" tables for Non-GAAP related calculations.

Non-GAAP Disclosure - Adjusted Diluted Earnings Per Share
	Quarter-Ended					Year-Ended
	Jun-19	Mar-19	Dec-18	Sep-18	Jun-18	Dec-18
Net income available to common shareholders	$19,392	$21,040	$18,911	$20,902	$22,059	$82,308
Income attributable to unvested stock-based compensation awards	306	349	291	318	359	1,315
Net earnings allocated to common shareholders	19,086	20,691	18,620	20,584	21,700	80,993
Gain on sale of real estate, net of tax	0	0	0	0	2,227	2,227
Write-down of impaired leases, net of tax	0	0	0	(388)	(1,527)	(1,915)
Net income (Non-GAAP)	19,086	20,691	18,620	20,972	21,000	80,681
Weighted average shares outstanding (diluted)	15,085,945	15,136,523	15,135,750	15,144,491	15,135,970	15,132,257
Adjusted diluted earnings per share (Non-GAAP)	$1.27	$1.37	$1.23	$1.38	$1.39	$5.33

Non-GAAP Disclosure - Tangible Book Value Per Share
Total common equity	$656,201	$645,823	$619,459	$597,636	$589,173	$619,459
Less: Goodwill and intangibles (9)	98,698	98,694	99,106	99,543	99,983	99,106
Tangible common equity	557,503	547,129	520,353	498,093	489,190	520,353
Ending shares outstanding	15,160,719	15,314,078	15,312,377	15,277,915	15,278,430	15,312,377
Tangible book value per share (Non-GAAP)	$36.77	$35.73	$33.98	$32.60	$32.02	$33.98

(1) Federal Reserve peer ratio as of March 31, 2019, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.

(2) "Originated" equals loans and leases not included by definition in "acquired loans".

(3) "Acquired Loans and Leases" equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805.

(4) Average balances and yields on available-for-sale securities are based on historical amortized cost.

(5) Interest income includes the tax effects of taxable-equivalent basis.

(6) Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company's consolidated financial statements included in Part I of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2018.

(7) Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans. The risk of credit loss on these loans has been considered by virtue of the Corporation's estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.

(8)Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares

(9) "Goodwill and intangibles" equal Total Intangible Assets less Mortgage Servicing Rights in the above tables.